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                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549




                                      FORM 8-K



                                   CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): November 12, 1999



                                  STERICYCLE, INC.
               (Exact name of registrant as specified in its charter)



        Delaware                     0-21229                    36-3640402
 (State or other juris-         (Commission file               (IRS employer
diction of incorporation)            number)              identification number)



                               28161 North Keith Drive
                             Lake Forest, Illinois 60045
                      (Address of principal executive offices)



       Registrant's telephone number, including area code: (847) 367-5910





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ITEM 2.       Acquisition or Disposition of Assets

         On November 12, 1999, Stericycle, Inc. (the "Company") completed its pending acquisition from Allied Waste Industries, Inc. ("Allied") of the medical waste business of Browning-Ferris Industries, Inc. ("BFI") in the United States, Canada and Puerto Rico. Allied had acquired BFI in a merger completed in July 1999. The Company previously reported this pending acquisition from Allied by Current Reports on Form 8-K filed on April 13, 1999 and October 25, 1999.

         The purchase price for the Company's acquisition of BFI's medical waste business was $410.5 million in cash. The Company paid the purchase price from the following sources, in addition to cash on hand: (i) $225.0 million in borrowings under the term loan facilities of a new senior credit facility that the Company established with DLJ Capital Funding, Inc., Bankers Trust Company and Bank of America, N.A.; (ii) $125.0 million in proceeds from the sale of 12-3/8% senior subordinated notes due 2009; and (iii) $75.0 in proceeds from the issuance of new Series A convertible preferred stock to investment funds affiliated with Bain Capital, Inc. and Madison Dearborn Partners, Inc. These transactions were completed concurrently with the completion of the Company's acquisition. The Company previously reported its contemplated issuance of the new convertible preferred stock by Current Reports on Form 8-K filed on August 20, 1999 and October 15, 1999.

         There is no material relationship between the Company (or any officer, director or affiliate of the Company or any associate of any such officer or director) and Allied. The Company intends to use the assets of the BFI medical waste business in the conduct of the Company's own medical waste business.

ITEM 7.      Financial Statements and Exhibits

         (a) Financial Statements of Business Acquired

         It is impracticable at present to file any of the financial statements for the business to be acquired that are required to be filed for the periods specified in Rule 3-05 of Regulation S-X (17 C.F.R. 210.3-05(b)).The Company intends to file these financial statements by an amended Report on Form 8-K/A as soon as practicable.

         (b) Pro Forma Financial Information

         It is impracticable at present to file any of the pro forma financial information that is required to be filed pursuant to Article 11 of Regulation S-X. The Company intends to file this financial information by an amended Report on Form 8-K/A as soon as practicable.

         (c) Exhibits

         The following exhibits are filed with this Report:

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EXHIBIT NO.                    DESCRIPTION

    2.1 Second Amendment to Stock Purchase Agreement, dated as of November 12, 1999, between Allied Waste Industries, Inc. and the Company

    3.1 First Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company, filed in the office of the Secretary of State of the State of Delaware on November 4, 1999

    3.2 Certificate of Designation Relating to Series A Convertible Preferred Stock, Par Value $.01 Per Share, filed in the office of the Secretary of State of the State of Delaware on November 4, 1999

    4.1 Registration Rights Agreement, dated as of November 12, 1999, between the Company and certain investment funds affiliated with Bain Capital, Inc. and Madison Dearborn Partners, Inc.

   10.1 Credit Agreement, dated as of November 12, 1999, among the Company and DLJ Capital Funding, Inc., Bankers Trust Company and Bank of America, N.A., as lenders and as (i) syndication agent, lead arranger and book manager, (ii) documentation agent for the lenders and (iii) administrative agent for the lenders, respectively.

Exhibit 2.1 omits Exhibits A-M. In accordance with Item 601(b)(2) of Regulation S-K (17 C.F.R. 229.601(b)(2)), the Company agrees to furnish supplementally a copy of any omitted exhibit to the Commission upon its request.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:   November 29, 1999.


                                       STERICYCLE,  INC.


                                       By   /s/ Frank J.M. ten Brink
                                          -------------------------------
                                          Frank J.M. ten Brink
                                          Vice President, Finance
                                          and Chief Financial Officer




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                                  EXHIBIT INDEX

                                                                    SEQUENTIALLY
                                                                      NUMBERED
 EXHIBIT   DESCRIPTION                                                  PAGE
 -------   -----------                                                  ----
  2.1      Second Amendment to Stock Purchase Agreement,
           dated as of November 12, 1999, between Allied Waste
           Industries, Inc. and the Company............................

  3.1      First Certificate of Amendment to Amended and
           Restated Certificate of Incorporation of the Company,
           filed in the office of the Secretary of State of the
           State of Delaware on November 4, 1999.......................

  3.2      Certificate of Designation Relating to Series A
           Convertible Preferred Stock, Par Value $.01 Per Share,
           filed in the office of the Secretary of State of the
           State of Delaware on November 4, 1999.......................

  4.1      Registration Rights Agreement, dated as of November
           12, 1999, between the Company and certain
           investment funds affiliated with Bain Capital, Inc. and
           Madison Dearborn Partners, Inc..............................

 10.1      Credit Agreement, dated as of November 12, 1999,
           among the Company and DLJ Capital Funding, Inc., Bankers Trust Company and Bank of America, N.A., as lenders and as (i) syndication agent, lead arranger and book
           manager, (ii) documentation agent for the lenders and (iii)
           administrative agent for the lenders, respectively..........


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